SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2007

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K, filed on December 10, 2007 in connection with the acquisition of certain assets and borrowing under lines of credit to pay for the acquisition of 2000 M Street hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	Woodholme Centre and Woodholme Medical Office Building - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2007.

2.	Ashburn Farm Park - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2007.

3.	CentreMed I & II - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 2007.

4.	2000 M Street - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2006 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the nine months ended September 30, 2007.

In acquiring the properties listed above, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim periods are not necessarily indicative of the results to be obtained for the full fiscal year. However, after reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operation for the year ended December 31, 2006 and the nine months ended September 30, 2007.

(c)	Exhibits

23. Consent of Independent Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin Executive Vice President Accounting, Administration and Corporate Secretary

February 19, 2008

      (Date)

HISTORICAL SUMMARY

2000 M STREET

DECEMBER 31, 2006 WITH

REPORT OF INDEPENDENT ACCOUNTANTS

ARGY, WILTSE & ROBINSON, P.C. CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS CONSULTANTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 2000 M Street (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 2000 M Street’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 2000 M Street for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

February 6, 2008

MEMBER OF THE LEADING EDGE ALLIANCE

800 Fairway Drive Suite 340    Deerfield Beach, Florida 33441    Phone: 954-312-4600     Fax: 954-596-4720    www.awr.com

8405 Greensboro Drive  7th Floor  Tysons Corner  McLean, Virginia 22102    Phone: 703-893-0600    Fax: 703-893-2766

2000 M STREET

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS

ENDED SEPTEMBER 30, 2007 (UNAUDITED)

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
		(Unaudited)
Gross income
Base rents	$8,116,391	$6,177,082
Expense recoveries	625,063	789,626

Total gross income	8,741,454	6,966,708

Direct operating expenses
Real estate taxes	1,078,585	919,927
Utilities	740,637	702,770
Contract services	652,129	632,742
Insurance	112,991	77,398
Repairs, maintenance and supplies	236,886	103,213
Other expenses	87,479	71,371

Total direct operating expenses	2,908,707	2,507,421

Gross income in excess of direct operating expenses	$5,832,747	$4,459,287

The accompanying notes are an integral part of this historical summary.

2000 M STREET

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS

ENDED SEPTEMBER 30, 2007 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

2000 M Street is an eight-story office building located in Washington, D.C., consisting of 227,000 square feet of office space and a three-level parking garage. The operations of 2000 M Street consist of leasing offices primarily to business related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust acquired the leasehold interest for 2000 M Street in December 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 2000 M Street, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Land lease expense

(d)	Management and leasing fees

(e)	Certain corporate and administrative expenses

(f)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2019. The following is a schedule of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2006:

Year Ending December 31,
2007	$8,189,000
2008	7,365,000
2009	7,333,000
2010	7,162,000
2011	5,151,000
Thereafter	10,676,000

$45,876,000

During the year ended December 31, 2006, one tenant accounted for approximately 13% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the nine months ended September 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

HISTORICAL SUMMARY

CENTREMED I AND II

DECEMBER 31, 2006 WITH

REPORT OF INDEPENDENT ACCOUNTANTS

ARGY, WILTSE & ROBINSON, P.C. CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS CONSULTANTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of CentreMed I and II (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of CentreMed I and II’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of CentreMed I and II for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

February 6, 2008

MEMBER OF THE LEADING EDGE ALLIANCE

800 Fairway Drive Suite 340    Deerfield Beach, Florida 33441    Phone: 954-312-4600     Fax: 954-596-4720    www.awr.com

8405 Greensboro Drive  7th Floor  Tysons Corner  McLean, Virginia 22102    Phone: 703-893-0600    Fax: 703-893-2766

CENTREMED I AND II

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE SIX MONTHS

ENDED JUNE 30, 2007 (UNAUDITED)

	Year Ended December 31, 2006	Six Months Ended June 30, 2007
		(Unaudited)

Gross income
Base rents	$1,321,052	$660,383
Expense recoveries	191,773	100,465

Total gross income	1,512,825	760,848

Direct operating expenses
Real estate taxes	100,026	55,247
Utilities	42,222	24,738
Contract services	159,815	90,798
Insurance	3,408	1,752
Repairs, maintenance and supplies	24,399	12,874
Other expenses	43,473	22,288

Total direct operating expenses	373,343	207,697

Gross income in excess of direct operating expenses	$1,139,482	$553,151

The accompanying notes are integral part of this historical summary.

CENTREMED I AND II

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE SIX MONTHS

ENDED JUNE 30, 2007 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

CentreMed I and II are medical office buildings located in Centreville, Virginia, consisting of 52,000 square feet of office space and 258 parking spaces. The operations of CentreMed I and II consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased CentreMed I and II in August 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of CentreMed I and II, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2016, The following is a schedule of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2006:

Year Ending December 31,
2007	$1,360,000
2008	1,263,000
2009	1,008,000
2010	975,000
2011	935,000
Thereafter	1,757,000

$7,298,000

During the year ended December 31, 2006, two tenants accounted for approximately 43% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the six months ended June 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

HISTORICAL SUMMARY

ASHBURN FARM PARK

DECEMBER 31, 2006 WITH

REPORT OF INDEPENDENT ACCOUNTANTS

ARGY, WILTSE & ROBINSON, P.C. CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS CONSULTANTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Ashburn Farm Park (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Ashburn Farm Park’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Ashburn Farm Park for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

February 6, 2008

MEMBER OF THE LEADING EDGE ALLIANCE

800 Fairway Drive Suite 340    Deerfield Beach, Florida 33441    Phone: 954-312-4600     Fax: 954-596-4720    www.awr.com

8405 Greensboro Drive  7th Floor  Tysons Corner  McLean, Virginia 22102    Phone: 703-893-0600    Fax: 703-893-2766

ASHBURN FARM PARK

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE THREE MONTHS

ENDED MARCH 31, 2007 (UNAUDITED)

	Year Ended December 31, 2006	Three Months Ended March 31, 2007
		(Unaudited)
Gross income
Base rents	$2,125,225	$545,694
Expense recoveries	257,284	89,172

Total gross income	2,382,509	634,866

Direct operating expenses

Real estate taxes	148,834	47,148
Utilities	176,434	44,379
Contract services	214,335	41,830
Insurance	22,358	4,882
Repairs, maintenance and supplies	72,851	9,358
Other expenses	9,528	35,170

Total direct operating expenses	644,340	182,767

Gross income in excess of direct operating expenses	$1,738,169	$452,099

The accompanying notes are an integral part of this historical summary.

ASHBURN FARM PARK

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE THREE MONTHS

ENDED MARCH 31, 2007 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

Ashburn Farm Park consists of three multi-story medical office buildings located in Ashburn, Virginia, containing a total of 75,400 square feet of office space and 250 parking spaces. The operations of Ashburn Farm Park consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Ashburn Farm Park in June 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Ashburn Farm Park, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2017. The following is a schedule of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2006:

Year Ending December 31,
2007	$2,068,000
2008	2,111,000
2009	1,915,000
2010	1,586,000
2011	1,443,000
Thereafter	3,297,000

$12,420,000

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

HISTORICAL SUMMARY

WOODHOLME CENTRE AND

WOODHOLME MEDICAL OFFICE

BUILDING

DECEMBER 31, 2006 WITH

REPORT OF INDEPENDENT ACCOUNTANTS

ARGY, WILTSE & ROBINSON, P.C. CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS CONSULTANTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

  Washington Real Estate Investment Trust:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Woodholme Centre and Woodholme Medical Office Building (“Historical Summary”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Woodholme Centre and Woodholme Medical Office Building’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Woodholme Centre and Woodholme Medical Office Building for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

February 6, 2008

MEMBER OF THE LEADING EDGE ALLIANCE

800 Fairway Drive Suite 340    Deerfield Beach, Florida 33441    Phone: 954-312-4600     Fax: 954-596-4720    www.awr.com

8405 Greensboro Drive  7th Floor  Tysons Corner  McLean, Virginia 22102    Phone: 703-893-0600    Fax: 703-893-2766

WOODHOLME CENTRE AND WOODHOLME MEDICAL OFFICE BUILDING

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE THREE MONTHS

ENDED MARCH 31, 2007 (UNAUDITED)

	Year Ended December 31, 2006	Three Months Ended March 31, 2007
		(Unaudited)
Gross income
Base rents	$5,078,937	$1,295,168
Expense recoveries	479,056	114,159

Total gross income	5,557,993	1,409,327

Direct operating expenses

Real estate taxes	249,795	62,724
Utilities	873,961	193,211
Contract services	483,735	156,687
Insurance	41,952	11,244
Repairs, maintenance and supplies	201,932	42,340
Other expenses	74,054	24,551

Total direct operating expenses	1,925,429	490,757

Gross income in excess of direct operating expenses	$3,632,564	$918,570

The accompanying notes are an integral part of this historical summary.

WOODHOLME CENTRE AND WOODHOLME MEDICAL OFFICE BUILDING

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2006 AND THE THREE MONTHS

ENDED MARCH 31, 2007 (UNAUDITED)

NOTE 1 – NATURE OF BUSINESS

Woodholme Centre and Woodholme Medical Office Building located in Baltimore County, Maryland, contains a total of 198,000 square feet of space. The operations of Woodholme Centre and Woodholme Medical Office Building consist of leasing offices to a variety of tenants.

NOTE 2 – BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Woodholme Centre and Woodholme Medical Office Building in June 2007. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Woodholme Centre and Woodholme Medical Office Building, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 – USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 – DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2017. The following is a schedule of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2006:

Year Ending December 31,
2007	$4,971,000
2008	4,298,000
2009	3,664,000
2010	3,495,000
2011	2,996,000
Thereafter	10,281,000

$29,705,000

During the year ended December 31, 2006, one tenant accounted for approximately 14% of the total base rents.

NOTE 5 – INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of September 30, 2007 presents consolidated financial information as if the acquisitions had taken place on September 30, 2007. The pro forma statements of operations for the year ended December 31, 2006, and the nine months ended September 30, 2007, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the respective reporting periods. Both the balance sheet and statements of operations illustrate the operating results of Woodholme Centre and Woodholme Medical Office Building, Ashburn Farm Park, CentreMed I & II, and 2000 M Street as well as the operating results of a substantial majority of the properties previously acquired during 2007 (the “Prior Properties”) necessary to develop the pro forma results for the registrant. Explanations or details of the pro forma adjustments are in the notes to each of the financial statements.

WRIT purchased these properties as follows during 2007:

Acquisition Date	Property Name
February 8, 2007	270 Technology Park
March 1, 2007	Monument II
March 9, 2007	2440 M Street
June 1, 2007	Woodholme Centre and Woodholme Medical Office Building
June 1, 2007	Ashburn Farm Park
August 16, 2007	CentreMed I & II
December 4, 2007	2000 M Street

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2006 and September 30, 2007 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 10, 2007, announcing the acquisitions; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2006; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A1. In management’s opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2007

(In thousands, except per share amounts)

	REGISTRANT	2000 M Street		PRO FORMA
Assets
Land	$338,203	$—		$338,203
Income Producing Property	1,522,790	74,128	(1)	1,596,918

	1,860,993	74,128		1,935,121
Accumulated Depreciation and amortization	(321,840)			(321,840)

Net income producing property	1,539,153	74,128		1,613,281
Development in Progress	138,093			138,093

Total Investment in Real Estate, net	1,677,246	74,128		1,751,374
Cash and cash equivalents	9,919	—		9,919
Restricted Cash	46,002	(40,110	)(2)	5,892
Rents and other receivables, net of allowance for doubtful accounts	35,677			35,677
Prepaid expenses and other assets	76,957	100	(2)	77,057
		6,314	(1)	6,314
		(5,348	)(2)	(5,348)

Total assets	$1,845,801	$35,084		$1,880,885

Liabilities
Notes payable	$879,094	$—		$879,094
Mortgage notes payable	253,500			253,500
Line of credit	128,500	28,500	(2)	157,000
Accounts payable and other liabilities	65,335	5,717	(1)	71,052
		274	(2)	274
Advance Rents	6,561	71	(2)	6,632
Tenant security deposits	10,075	522	(2)	10,597

Total liabilities	1,343,065	35,084		1,378,149
Minority interest	5,593			5,593
Shareholders’ Equity
Shares of beneficial interest, $0.01 par value	467			467
Additional paid in capital	560,695			560,695
Distributions in excess of net income	(64,019)			(64,019)

Total Shareholders’ Equity	497,143	—		497,143

Total Liabilities & Shareholders’ Equity	$1,845,801	$35,084		$1,880,885

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2007

(In thousands)

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisition using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions, absorption costs, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

2000 M Street
Contract purchase price	$73,500
Acquisition costs	1,225

Total purchase price	$74,725

Amounts allocated to investment in real estate:
Amount allocated to building	$70,647
Amount allocated to land	—
Amount allocated to tenant origination costs	3,481

$74,128
Amounts allocated to investment in real estate:
Amount allocated to leasing commissions	1,463
Amount allocated to absorption costs	4,846
Amount allocated to net lease intangible	5
Amount allocated to net lease intangible liability	(5,717)

$597

Total	$74,725

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2007

(In thousands)

NOTES TO PRO FORMA BALANCE SHEET

Note 2: Adjustments to Pro Forma Condensed Consolidated Balance Sheet represent draws on the line of credit, cash paid and security deposits collected at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes, tenant rents and security deposits.

2000 M Street
Funding of purchase price:
Lines of credit	$(28,500)
Restricted cash	(40,110)
Cash deposits held in escrow	(5,348)
Prepaid expenses and other assets	100

(73,858)
Other assets and liabilities assumed:
Accounts payable and other liabilites	(274)
Advance rents	(71)
Tenant security deposits	(522)

$(74,725)

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(In thousands, except per share amounts)

	Registrant	270 Technology Park (8)	Monument II (8)	2440 M Street (8)	Woodholme (8)	Ashburn Farm (8)	CentreMed (8)	2000 M Street	Total All Properties			Pro Forma
Revenue
Real estate rental revenue	$191,028	$240	$1,078	$679	$2,365	$1,065	$955	$6,967	$13,349			$204,377
		14	69	79	(2)	54	(8)	950	1,156	(1	),(7)	1,156
		8	37	52	(66)	—	46	559	636	(2	),(7)	636

	191,028	262	1,184	810	2,297	1,119	993	8,476	15,141			206,169
Expenses
Real estate expenses	59,319	38	223	290	823	306	261	2,507	4,448			63,767
		6	31	19	62	26	25	193	362	(3	),(7)	362
								715	715	(6	),(7)	715
Depreciation and amortization	51,543	179	603	392	1,000	438	466	2,844	5,922	(4	),(7)	57,465
General and administrative	11,424								—			11,424

	122,286	223	857	701	1,885	770	752	6,259	11,447			133,733
Other income (expense)
Interest expense	(45,498)	(107)	(743)	(522)	(644)	(412)	(532)	(1,222)	(4,182)	(5	),(7)	(49,680)
Other income	1,395								—			1,395
Other income from life insurance proceeds	1,303								—			1,303

	(42,800)	(107)	(743)	(522)	(644)	(412)	(532)	(1,222)	(4,182)			(46,982)

Income from continuing operations	25,942	(68)	(416)	(413)	(232)	(63)	(291)	995	(488)			25,454
Discontinued operations
Gain on sale of real estate	25,022											25,022
Income from operations of properties held for sale	2,475											2,475

Net Income	$53,439	$(68)	$(416)	$(413)	$(232)	$(63)	$(291)	$995	$(488)			$52,951

Basic net income per share
Continuing operations	$0.57											$0.56
Discontinued operations	0.60											0.60

Basic net income per share	$1.17											$1.16

Diluted net income per share
Continuing operations	$0.57											$0.55
Discontinued operations	0.59											0.60

Diluted net income per share	$1.16											$1.15

Weighted average shares outstanding - basic	45,678											45,678
Weighted average shares outstanding - diluted	45,877											45,877

28

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(In thousands, except per share amounts)

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)	Represents straight-line rent adjustment.

(3)	Represents property management costs incurred by the properties

(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.

(5)	Represents interest expense on the lines of credit used to fund the acquisition.

(6)	Represents ground rent adjustment.

(7)	The table below illustrates the pro forma adjustments for each property

	270 Technology Park	Monument II	2440 M Street	Woodholme	Ashburn Farm	CentreMed	2000 M Street	Total All Properties
(1) Amortization of lease intangibles, net	$14	$69	$79	$(2)	$54	$(8)	$950	$1,156
(2) Straight line rent adjustment	$8	$37	$52	$(66)	$—	$46	$559	$636
(3) Property management costs	$6	$31	$19	$62	$26	$25	$193	$362
(4) Depreciation and amortization	$179	$603	$392	$1,000	$438	$466	$2,844	$5,922
(5) Interest expense	$(107)	$(743)	$(522)	$(644)	$(412)	$(532)	$(1,222)	$(4,182)
(6) Ground rent	$—	$—	$—	$—	$—	$—	$715	$715

(8)	Represents adjustments for 1/1/07 through the date of acquisition.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(In thousands, except per share amounts)

	Registrant	270 Technology Park	Monument II	2440 M Street	Woodholme	Ashburn Farm	CentreMed	2000 M Street	Total All Properties			Pro Forma
Revenue
Real estate rental revenue	$219,662	$2,306	$6,670	$3,701	$5,558	$2,383	$1,513	$8,741	$30,872			$250,534
		139	428	431	(4)	130	(13)	1,266	2,377	(1	),(7)	2,377
		77	226	286	(96)	(64)	46	216	691	(2	),(7)	691

	219,662	2,522	7,324	4,418	5,458	2,449	1,546	10,223	33,940			253,602
Expenses
Real estate expenses	67,269	364	1,378	1,578	1,925	644	373	2,909	9,171			76,440
		58	191	105	147	59	39	238	837	(3	),(7)	837
								953	953	(6	),(7)	953
Depreciation and amortization	54,170	1,721	3,731	2,133	2,383	1,043	742	4,577	16,330	(4	),(7)	70,500
General and administrative	12,622								—			12,622

	134,061	2,143	5,300	3,816	4,455	1,746	1,154	8,677	27,291			161,352
Other income (expense)
Interest expense	(47,846)	(1,027)	(3,624)	(2,915)	(1,495)	(956)	(821)	(1,559)	(12,397)	(5	),(7)	(60,243)
Other income from property settlement									—
Other income	906								—			906

	(46,940)	(1,027)	(3,624)	(2,915)	(1,495)	(956)	(821)	(1,559)	(12,397)			(59,337)

Income from continuing operations	38,661	(648)	(1,600)	(2,313)	(492)	(253)	(429)	(13)	(5,748)			32,913

Net Income	$38,661	$(648)	$(1,600)	$(2,313)	$(492)	$(253)	$(429)	$(13)	$(5,748)			$32,913

Basic net income per share	$0.89											$0.75
Diluted net income per share	$0.88											$0.75
Weighted average shares outstanding - basic	43,679											43,679
Weighted average shares outstanding - diluted	43,874											43,874

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(In thousands, except per share amounts)

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease asset or liability based on the remaining life of the acquired leases.

(2)	Represents straight-line rent adjustment.

(3)	Represents property management costs incurred by the properties

(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs, FAS 141 leasing commissions and FAS 141 absorption over the remaining life of the acquired leases.

(5)	Represents interest expense on the lines of credit used to fund the acquisition.

(6)	Represents ground rent adjustment.

(7)	The table below illustrates the pro forma adjustments for each property

	270 Technology Park	Monument II	2440 M Street	Woodholme	Ashburn Farm	CentreMed	2000 M Street	Total All Properties
(1) Amortization of lease intangibles, net	$139	$428	$431	$(4)	$130	$(13)	$1,266	$2,377
(2) Straight line rent adjustment	$77	$226	$286	$(96)	$(64)	$46	$216	$691
(3) Property management costs	$58	$191	$105	$147	$59	$39	$238	$837
(4) Depreciation and amortization	$1,721	$3,731	$2,133	$2,383	$1,043	$742	$4,577	$16,330
(5) Interest expense	$(1,027)	$(3,624)	$(2,915)	$(1,495)	$(956)	$(821)	$(1,559)	$(12,397)
(6) Ground rent	$—	$—	$—	$—	$—	$—	$953	$953